UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2024

LL Flooring Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33767	27-1310817
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4901 Bakers Mill Lane, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 463-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of exchange on which registered:
Common Stock, par value $0.001 per share	LL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As described in LL Flooring Holdings, Inc.’s (the “Company”) Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 12, 2024, on August 11, 2024, the Company, together with certain of its direct and indirect subsidiaries, filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (collectively, the “Chapter 11 proceedings”).

On August 12, 2024, the New York Stock Exchange (the “NYSE”) informed the Company that based on the Chapter 11 proceedings, the staff of NYSE Regulation determined that the Company is no longer suitable for listing pursuant to the NYSE Listed Company Manual Section 802.01D, and accordingly, determined to commence proceedings to delist the common stock of the Company from the NYSE and suspend trading in the Company’s common stock immediately.

The NYSE will apply to the SEC to delist the Company’s common stock upon completion of all applicable procedures. The Company does not intend to appeal the NYSE’s determination and therefore expects that its common stock will be delisted from the NYSE.

The Company’s common stock is expected to continue trading on the OTC market under the symbol “LLFLQ.”

Item 7.01	Regulation FD Disclosure.

On August 13, 2024, the Company issued a press release announcing the NYSE delisting proceedings.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-looking statements

Certain information in this Current Report on Form 8-K may constitute “forward-looking statements” within the meanings of the Private Securities Litigation Reform Act of 1995, including but not limited to, the NYSE delisting proceedings, the Chapter 11 proceedings and any other statements that refer to our expected, estimated or anticipated future results or that do not relate solely to historical facts. These statements, which may be identified by words such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “assumes,” “believes,” “thinks,” “estimates,” “seeks,” “predicts,” “could,” “projects,” “targets,” “potential,” “will likely result,” and other similar terms and phrases, are based on the beliefs of the Company’s management, as well as assumptions made by, and information currently available to, the Company’s management as of the date of such statements. These statements are subject to risks and uncertainties, all of which are difficult to predict and many of which are beyond the Company’s control, including, among other things, the following: the outcome of our contingency planning and restructuring activities; settlement discussions or negotiations; the Company’s liquidity, financial performance, cash position and operations; the Company’s strategy; risks and uncertainties associated with Chapter 11 proceedings; the negative impacts on the Company’s businesses as a result of filing for and operating under Chapter 11 protection; the time, terms and ability to confirm a sale of the Company’s businesses under Section 363 of the U.S. Bankruptcy Code; the adequacy of the capital resources of the Company’s businesses and the difficulty in forecasting the liquidity requirements of the operations of the Company’s businesses; the unpredictability of the Company’s financial results while in Chapter 11 proceedings; the Company’s ability to discharge claims in Chapter 11 proceedings; negotiations with the holders of the Company’s indebtedness and its trade creditors and other significant creditors; risks and uncertainties with performing under the terms of any arrangement with lenders or creditors while in Chapter 11 proceedings; the Company’s ability to conduct business as usual; the Company’s ability to continue to serve customers, suppliers and other business partners at the high level of service and performance they have come to expect from the Company; the Company’s ability to continue to pay employees, suppliers and vendors; the ability to control costs during Chapter 11 proceedings; adverse litigation; the risk that the Company’s Chapter 11 cases may be converted to cases under Chapter 7 of the Bankruptcy Code; the Company’s ability to secure operating capital; the Company’s ability to take advantage of opportunities to acquire assets with upside potential; the Company’s ability to execute on its strategic plan to pursue, evaluate and close an asset sale of the Company’s businesses pursuant to Section 363 of the U.S. Bankruptcy Code; our inability to maintain compliance with financial covenants and operating obligations which would expose us to potential events of default under our outstanding indebtedness; our ability to incur additional debt or equity financing for working capital, capital expenditures, business development, debt service requirements, acquisitions or general corporate or other purposes; a significant reduction in our short-term or long-term revenues which could cause us to be unable to fund our operations and liquidity needs or repay indebtedness; and supply chain interruptions or difficulties. Therefore, the reader is cautioned not to rely on these forward-looking statements.

The Company specifically disclaims any obligation to update these statements, which speak only as of the dates on which such statements are made, except as may be required under the federal securities laws. For a discussion of other risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, see the “Risk Factors” section of the Company’s annual report on Form 10-K for the year ended December 31, 2023, and the Company’s other filings with the SEC. Such filings are available on the SEC’s website at www.sec.gov and the Company’s Investor Relations website at https://investors.llflooring.com.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated August 13, 2024

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LL FLOORING HOLDINGS, INC.

By:	/s/ Alice G. Givens
Name:	Alice G. Givens
Title:	Chief Legal, Ethics and Compliance Officer and Corporate Secretary

Date: August 13, 2024